Investor Presentation A Leading Regional Bank in the Mid-South Financial Information as of June 30, 2010

Forward Looking Information 2 Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as "anticipate," "believe," "estimate," "expect," "foresee," "may," "might," "will," "intend," "could," "would" or "plan," or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the impact of the prevailing economy, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth's operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth's market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth's assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth's press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile due to rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Corporate Profile $13.4 billion in assets A banking presence in 8 states 310 locations A comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Nation's 6th largest bank-owned insurance brokerage operation Data as of June 30, 2010 3 Insurance ranking from Michael White Associates as of December 31, 2009

Regional Management Structure 4

Pre-Tax Pre-Provision Earnings Dollars in millions 5 (Excludes fair market value adjustments for mortgage servicing rights) "We have a history of strong pre-tax pre-provision earnings."

Diversified Revenue Stream Percentages based on YTD data as of June 30, 2010 6 Net Interest Revenue 65% Noninterest Revenue 35%

Mortgage 7 Dollars in millions

Financial Highlights

Balance Sheet Information Dollars in millions, except per share amounts 9

Operating Results Dollars in millions, except per share amounts 10

Net Interest Margin 11 3.71% 3.43% Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Deposits as of June 30, 2010 "Strong growth in core deposits." 12

Deposit Growth 13 $11.2 $10.2 3.3% Growth in CDs 19.3% Growth in Interest-Bearing DDAs

Certificates of Deposit 14 13.9 Months Dollars in millions 10.7 Months Average CD Maturity

Loans "Steady loan production in a challenging economic environment." 15 CAGR = 6.48% as of June 30, 2010

16 Dollars in millions As of June 30, 2010 % of Loans Outstanding Balanced Loan Portfolio

Real Estate Construction, Acquisition and Development 17 Dollars in millions As of June 30, 2010 Loans Outstanding

Residential Acquisition and Development 18 Dollars in millions As of June 30, 2010 "The Residential A&D portfolio has declined by 10.4% over the last year."

Peer Group Comparison

Non-Performing Assets / Assets Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. (NPAs include non-accruing loans, restructured loans, loans 90+ days past due, and OREO) 20

Non-Performing Loans / Loans Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) 21

Net Charge-Offs / Average Loans Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 22

BXS Equity is 100% Common Equity Total Equity / Total Assets Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 23

Tangible Common Equity / Tangible Assets Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 24

Dividend Growth Cash dividend per share of common stock 25

BancorpSouth's common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: William L. Prater Chief Financial Officer BancorpSouth, Inc. 662-680-2536 bill.prater@bxs.com A Leading Regional Bank in the Mid-South

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States (“GAAP”). Management uses these “non-GAAP” financial measures in its analysis of our capital and performance. Management believes that tangible common equity to tangible assets is important to investors who are interested in evaluating the adequacy of our capital levels. Management believes that pre-tax, pre-provision earnings is important to investors as it shows earnings trends without giving effect to loan loss provision.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in this Appendix reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP .
Reconciliation of Non-GAAP Measures

	As of	As of	As of	As of	As of	As of	As of	As of	As of
(Period End Balances, Dollars in Thousands)	6/30/2008	9/30/2008	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010

Shareholders’ Equity —> A	$1,233,775	$1,242,719	$1,240,260	$1,255,659	$1,274,947	$1,286,218	$1,276,296	$1,264,883	$1,240,259
Assets —> B	13,399,151	13,300,728	13,480,218	13,458,364	13,297,819	13,271,873	13,167,866	13,230,189	13,421,003
Intangibles —> C	301,896	300,624	297,131	295,867	295,639	294,444	293,629	292,614	291,631
Tangible Equity —> D=A-C	931,879	942,095	943,129	959,792	979,308	991,774	982,667	972,269	948,628
Tangible Assets —> E=B-C	13,097,255	13,000,104	13,183,087	13,162,497	13,002,180	12,977,429	12,874,236	12,937,575	13,129,373

Total Equity / Total Assets (%) — > F=A/B	9.21%	9.34%	9.20%	9.33%	9.59%	9.69%	9.69%	9.56%	9.24%
Tangible Equity / Tangible Assets (%) — > G=D/E	7.12%	7.25%	7.15%	7.29%	7.53%	7.64%	7.63%	7.52%	7.23%
Tangible Common Equity / Tangible Assets (%) — > G=D/E	7.12%	7.25%	7.15%	7.29%	7.53%	7.64%	7.63%	7.52%	7.23%

	Q1-08	Q2-08	Q3-08	Q4-08	Q1-09	Q2-09	Q3-09	Q4-09	Q1-10	Q2-10

Net Interest Income Before Provision —> A	$110,070	$109,843	$109,603	$111,321	$109,876	$110,940	$111,736	$112,347	$111,882	$109,329
Noninterest Income —> B	66,232	73,265	63,433	39,449	66,292	79,739	59,550	63,364	63,332	57,086
Noninterest Expense —> C	113,470	112,064	116,060	111,091	118,453	123,266	119,747	122,221	120,483	120,016
Fair Market Value Adjustment for Mortgage Servicing Rights —> D	-2,187	6,243	407	-14,960	-1,511	5,005	-2,739	1,648	8	-8,323
Pre-Tax Pre-Provision Earnings, excluding MSR Adj —> E=A+B-C-D	65,018	64,801	56,569	54,639	59,226	62,409	54,278	51,843	54,723	54,723